                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                              MONTHLY OPERATING REPORT

                        FOR THE MONTH ENDED JANUARY 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

                              DOCUMENT       PREVIOUSLY     EXPLANATION
REQUIRED ATTACHMENTS:         ATTACHED       SUBMITTED       ATTACHED

1.  Tax Receipts                ( )            (X)             (X)

2.  Bank Statements             ( )            ( )             (X)

3.  Most recently filed
    Income Tax Return           ( )            (X)             ( )

4.  Most recent Annual          ( )            (X)             ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:


     /s/ David R. Gibson           Senior Vice President/Chief Financial Officer
--------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE


         David R. Gibson                           March 19, 1998
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                                     ATTACHMENT

                        FOR THE MONTH ENDED JANUARY 31, 1998


DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                              CONDENSED CONSOLIDATED

                              STATEMENT OF OPERATIONS

                        FOR THE MONTH ENDED JANUARY 31, 1998


DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Operating expense and EBITDA for December 1997 includes the favorable impact of (i) a $4.0 million reversal of previously recorded 1997 telephone expense accruals. The primary reason for the reversal is due to the Federal Communication Commission's recent clarification of interconnection rules, issued in December 1997 and (ii) a reduction in bad debt expense. Bad debt expense is $1.5, $0.8 and $3.5 million, respectively in January, December and November. The lower December bad debt expense reflects a change in the provision due to higher cash collections in the fourth quarter of 1997 than originally forecast.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
For the Months Ended January 31, 1998, December 31, 1997 and  November 30, 1997
                                   (Unaudited)
                                  (in thousands)

                                        January    December   November
                                          1998       1997       1997

 Paging Revenues
  Service, Rents & Maintenance          $36,241    $35,843     $37,711

 Equipment Sales
  Product Sales                           2,233      1,979       3,229
  Cost of Products Sold                   2,037      2,214       3,293
                                       --------   --------    --------
    Equipment Margin                        196       (235)        (64)

  Net Revenue                            36,438     35,608      37,647

 Operating Expense
  Service, Rents & Maintenance            9,809      6,556      11,512
  Selling                                 5,106      5,499       4,863
  General  & Administrative              12,627     11,998      14,228
                                       --------   --------    --------
  Operating Expense Before
   Depr. & Amort.                        27,542     24,053(1)   30,603

  EBITDA Before Reorganization Costs      8,896     11,555(1)    7,044

  Reorganization Costs                    1,595      1,412       1,466
                                       --------   --------    --------

  EBITDA after Reorganization Costs       7,301     10,143(1)    5,579

 Depreciation                             8,527      8,682       8,544
 Amortization                             8,246      9,244       9,244
                                       --------   --------    --------
  Total Depreciation and Amortization    16,773     17,926      17,788


 Operating Loss                          (9,472)    (7,783)    (12,209)

 Interest Expense                         5,138      5,394       5,327
 Other Expense                               (1)         0           0
 Taxes                                       42        324           0
                                       --------   --------    --------

 Net Loss                              ($14,650)  ($13,501)   ($17,537)
                                       ========   ========    ========

                             See Accompanying Notes.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                        CONDENSED CONSOLIDATED BALANCE SHEET

                        FOR THE MONTH ENDED JANUARY 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Since the filing of the Monthly Operating Report for the month ended December 31, 1997, the Company increased its December and November accounts receivable and accrued expenses by $7.6 million. Such change was made to reflect the reclassification of credit balances resulting from historical errors in processing accounts receivable, which arose prior to 1997.

                               MobileMedia Corporation and Subsidiaries
                                     Consolidated Balance Sheets
                     As of January 31, 1998, December 31, 1997 and November 30, 1997
                                           (Unaudited)
                                          (in thousands)
                                                                     January      December      November
                                                                       1998         1997          1997
                                                                    ----------   ----------    ----------
ASSETS:
 CURRENT ASSETS:
  Cash                                                              $    5,929   $   10,907    $    7,199
  Accounts Receivable, Net                                              50,771       53,111(1)     56,822(1)
  Inventory                                                                713          868         1,505
  Prepaid Expenses                                                       1,410        1,439         1,088
  Other Current Assets                                                   5,039        2,782         2,758
                                                                    ----------   ----------    ----------
          Total Current Assets                                          63,863       69,108        69,372

 NONCURRENT ASSETS:
  Property and Equipment, Net                                          251,069      257,937       265,034
  Deferred Financing Fees, Net                                          22,636       22,939        23,493
  Investment In Net Assets Of Equity Affiliate                           1,766        1,788         1,965
  Intangible Assets, Net                                               998,623    1,006,835     1,016,044
  Other Assets                                                             528          561           655
                                                                    ----------   ----------    ----------
         Total Noncurrent Assets                                     1,274,621    1,290,061     1,307,191

  Total Assets                                                      $1,338,484   $1,359,168    $1,376,564
                                                                    ==========   ==========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
 LIABILITIES NOT SUBJECT TO COMPROMISE:
  DIP Credit Facility                                               $    3,000   $   10,000    $   12,000
  Accrued Reorganization Costs                                           6,078        4,897         4,520
  Accrued Wages, Benefits and Payroll Taxes                             15,191       13,999        12,240
  Accounts Payable - Post Petition                                       4,444        3,633         5,360
  Accrued Interest (Chase & DIP Facilities)                              4,765        4,777         4,566
  Accrued Expenses and Other Current Liabilities                        32,707       35,075(1)    37,379(1)
  Advance Billings and Customer Deposits                                34,939       34,252        34,537
                                                                    ----------   ----------    ----------
          Total Liabilities Not Subject To Compromise                  101,126      106,634       110,603

 LIABILITIES SUBJECT TO COMPROMISE:
  Accrued Wages, Benefits and Payroll Taxes                              3,093        3,093         3,093
  Chase Credit Facility                                                649,000      649,000       649,000
  Notes Payable - 10 1/2%                                              174,125      174,125       174,125
  Notes Payable - 9 3/8%                                               250,000      250,000       250,000
  Notes Payable - Yampol                                                   986          986           986
  Notes Payable - Dial Page 12 1/4%                                      1,570        1,570         1,570
  Accrued Interest On Notes Payable                                     20,423       20,423        20,757
  Accounts Payable- Pre Petition                                        19,159       19,647        18,591
  Accrued Expenses and Other Current Liabilities - Pre Petition         21,520       21,520(1)     22,129(1)
  Other Liabilities                                                      4,783        4,820         4,858
                                                                    ----------   ----------    ----------
          Total Liabilities Subject To Compromise                    1,144,659    1,145,184     1,145,110

 DEFERRED TAX LIABILITY                                                 72,097       72,097        72,097

 STOCKHOLDERS' EQUITY
  Class A Common Stock                                                      39           39            39
  Class B Common Stock                                                       2            2             2
  Additional Paid-In Capital                                           671,459      671,459       671,459
  Accumulated Deficit - Pre Petition                                  (437,127)    (437,127)     (437,127)
  Accumulated Deficit - Post Petition                                 (207,648)    (192,998)     (179,497)
                                                                    ----------   ----------    ----------
          Total Stockholders' Equity                                    26,726       41,376        54,877
  Less:
  Treasury Stock                                                        (6,123)      (6,123)       (6,123)
                                                                    ----------   ----------    ----------
          Total Stockholders' Equity                                    20,603       35,253        48,754

  Total Liabilities and Stockholders' Equity                        $1,338,484   $1,359,168    $1,376,564
                                                                    ==========   ==========    ==========

                              See Accompanying Notes

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

     On January 27, 1998, the Company filed its Joint Plan of Reorganization
     with the Bankruptcy    Court.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Since the filing of the Monthly Operating Report for the month ended December 31, 1997, the Company increased its December and November accounts receivable and accrued expenses by $7.6 million. Such change was made to reflect the reclassification of credit balances resulting from historical errors in processing accounts receivable, which arose prior to 1997.

     Operating expense and EBITDA for December 1997 includes the favorable impact of ( i ) a $4.0 million reversal of previously recorded 1997 telephone expense accruals. The primary reason for the reversal is due to the Federal Communication Commission's recent clarification of interconnection rules, issued in December 1997 and ( ii ) a reduction in bad debt expense. Bad debt expense is $1.5, $0.8 and $3.5 million, respectively, in January, December and November. The lower December bad debt expense reflects a change in the provision due to higher cash collections in the fourth quarter of 1997 than originally forecast.

5. The Company is one of the largest paging companies in the U.S., with approximately 3.4 million system reported units in service at January 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. The Company filed its Joint Plan of Reorganization with the Bankruptcy Court on January 27, 1998, which provides for such a change of control. The Company believes that the Joint Plan of Reorganization will meet the conditions of Second Thursday if consummated, but there can be no assurance that the Joint Plan of Reorganization will be consummated. The Company plans to request that the FCC grant an extension of the order staying the hearing. In the event that the Company were unable to consummate a Plan of Reorganization that satisfies the conditions of Second Thursday, or should the FCC not grant an extension of the stay of the hearing, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                          CONSOLIDATED STATEMENT OF CASH

                             RECEIPTS AND DISBURSEMENTS

                        FOR THE MONTH ENDED JANUARY 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end, December 31, 1997 audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                        MobileMedia Corporation and Subsidiaries
                         Consolidated Statements Of Cash Flows
   For The Months Ended January 31, 1998, December 31, 1997 and November 30, 1997
                                      (Unaudited)
                                     (in thousands)

                                                      JANUARY      DECEMBER     NOVEMBER
                                                        1998         1997         1997
                                                      --------     --------     --------
OPERATING ACTIVITIES
 NET LOSS                                             ($14,650)    ($13,501)    ($17,537)
 ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
 PROVIDED BY (USED IN) OPERATING ACTIVITIES:
  Depreciation And Amortization                         16,773       17,926       17,788
  Provision For Uncollectible Accounts And Returns       3,300        2,532        5,985
  Undistributed Earnings Of Affiliate                       23          176            9
  Deferred Financings Fees, Net                            304          554          554
  Change In Operating Assets and Liabilities:
   Accounts Receivable                                    (960)       1,180       (6,526)
   Inventory                                               155          637        1,349
   Prepaid Expenses And Other Assets                    (2,229)        (315)        (120)
   Accounts Payable, Accrued Expenses and Other            965       (1,894)      (1,439)
                                                      --------     --------     --------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES      3,681        7,294           63


INVESTING ACTIVITIES
 Construction And Capital Expenditures,
   Including Net Change In Pager Assets                 (1,659)      (1,585)      (1,730)
                                                      --------     --------     --------
Net Cash Used In Investing Activities                   (1,659)      (1,585)      (1,730)

FINANCING ACTIVITIES
 Borrowings (Repayments) of DIP Credit Facility         (7,000)      (2,000)           0
                                                      --------     --------     --------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES     (7,000)      (2,000)           0


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS    (4,978)       3,708       (1,667)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD        10,907        7,198        8,866
                                                      --------     --------     --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD            $  5,929     $ 10,907     $  7,198
                                                      ========     ========     ========

                               See Accompanying Notes

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                 STATEMENT OF ACCOUNTS RECEIVABLE AGING AND AGING
                          OF POSTPETITION ACCOUNTS PAYABLE
                        FOR THE MONTH ENDED JANUARY 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
     $  30,788,032       0 - 30 days old
     -----------------   ---------------------------------------------
        16,884,274       31 - 60 days old
     -----------------   ---------------------------------------------
         8,590,271       61 - 90 days old
     -----------------   ---------------------------------------------
        22,888,999       91+ days old
     -----------------   ---------------------------------------------
        79,151,576       TOTAL TRADE ACCOUNTS RECEIVABLE
     -----------------   ---------------------------------------------
      ( 29,917,758)      ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
     -----------------   ---------------------------------------------
        49,233,818       TRADE ACCOUNTS RECEIVABLE (NET)
     -----------------   ---------------------------------------------
         1,537,635       OTHER NON-TRADE RECEIVABLES
     -----------------   ---------------------------------------------
     $  50,771,453       ACCOUNTS RECEIVABLE, NET
     -----------------   ---------------------------------------------

--------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------
                          0-30          31-60     61-90    91+
                          Days           Days      Days    Days       Total
------------------ ------------------ ---------- ------- -------- ------------
ACCOUNTS PAYABLE    $  3,671,506        772,871     0       0      $ 4,444,377
------------------ ------------------ ---------- ------- -------- ------------

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF OPERATIONS, TAXES,
                              INSURANCE AND PERSONNEL
                        FOR THE MONTH ENDED JANUARY 31, 1998

DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

----------------------------
STATUS OF POSTPETITION TAXES
----------------------------

                         BEGINNING       AMOUNT                         ENDING
                            TAX         WITHHELD          AMOUNT          TAX        DELINQUENT
                         LIABILITY     OR ACCRUED          PAID        LIABILITY        TAXES
---------------------- ------------ -------------- ---------------- ------------- ---------------
FEDERAL
---------------------- ------------ -------------- ---------------- ------------- ---------------
WITHHOLDING           $         0    $ 1,245,373       $ 1,245,373   $         0  $        0
---------------------- ------------ -------------- ---------------- ------------- ---------------
FICA-EMPLOYEE                   0      1,951,212         1,951,212             0           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
FICA-EMPLOYER              91,344      1,480,736         1,413,324       158,756           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
UNEMPLOYMENT                1,051         81,394            66,192        16,253           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
INCOME                          0              0                 0             0           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
TOTAL FEDERAL TAXES        92,395      4,758,715         4,676,101       175,009           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
STATE AND LOCAL
---------------------- ------------ -------------- ---------------- ------------- ---------------
WITHHOLDING                     0        203,333           203,333             0           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
SALES                     908,563        380,489           397,830       891,222           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
UNEMPLOYMENT                5,386         52,771             5,386        52,771           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
REAL PROPERTY           4,156,435        240,000               200     4,396,235           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
OTHER                     785,536        700,824           420,068     1,066,292           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
TOTAL STATE  AND LOCAL  5,855,920      1,577,417         1,026,817     6,406,520           0
---------------------- ------------ -------------- ---------------- ------------- ---------------
TOTAL TAXES           $ 5,948,315    $ 6,336,132       $ 5,702,918   $ 6,581,529  $        0
---------------------- ------------ -------------- ---------------- ------------- ---------------


                       --------------------------------------
                       PAYMENTS TO INSIDERS AND PROFESSIONALS
                        FOR THE MONTH ENDED JANUARY 31, 1998
                       --------------------------------------

---------------------------------------------------------------------------------------------
                                      INSIDERS
---------------------------------------------------------------------------------------------
                                                      Salary/Bonus/   Reimbursable
      Payee Name               Position               Auto Allowance    Expenses      Total

---------------------------------------------------------------------------------------------
Alvarez & Marsal Inc.    Chairman - Restructuring        $  54,167     $  10,589   $  64,756
- Joseph A. Bondi
---------------------------------------------------------------------------------------------
Boykin, Roberta          Assistant Corporate Counsel         8,800             -       8,800
---------------------------------------------------------------------------------------------
Burdette, H. Stephen     Senior VP Corporate                15,000             -      15,000
                         Development and Senior
                         VP Operations

---------------------------------------------------------------------------------------------
Cross, Andrew            Executive VP Sales and Marketing   17,500         1,347      18,847
---------------------------------------------------------------------------------------------
Grawert, Ron             Chief Executive Officer            30,769         2,932      33,701
---------------------------------------------------------------------------------------------
Gray, Patricia           Secretary/Acting General Counsel   13,085         2,041      15,126
---------------------------------------------------------------------------------------------
Gross, Steven            Senior VP Strategic Planning       14,865         5,427      20,292
---------------------------------------------------------------------------------------------
Hilson, Debra            Assistant Secretary                 4,662         3,030       7,692
---------------------------------------------------------------------------------------------
Hughes, Curtis           Assistant VP Mgmt. Information      9,615           112       9,727
                         Systems
---------------------------------------------------------------------------------------------
Pascucci, James          Treasurer                           8,053           270       8,323
---------------------------------------------------------------------------------------------
Panzella, Vito           VP / Controller                     8,077         1,804       9,881
---------------------------------------------------------------------------------------------
Witsaman, Mark           Senior VP and Chief                15,269         1,191      16,460
                         Technology Officer
---------------------------------------------------------------------------------------------
                                                        TOTAL PAYMENTS TO INSIDERS$  228,605
---------------------------------------------------------------------------------------------


                            FOR THE MONTH ENDED JANUARY 31, 1998

-----------------------------------------------------------------------------------------------
                                               PROFESSIONALS
-----------------------------------------------------------------------------------------------
                                                                                   Holdback and
                                             Date of                                 Invoice
                                              Court       Invoices       Invoices    Balances
       Name and Relationship                 Approval    Received (1)      Paid         Due
-----------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and         1/30/97    $   203,852   $   246,220   $   263,186
     Financial Consultants to Debtor
-----------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor     1/30/97         47,534             -        73,307
-----------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring     1/30/97        203,322       175,056       307,184
     Consultant to Debtor (2)
-----------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel     1/30/97        358,853             -       653,566
     to Debtor
-----------------------------------------------------------------------------------------------
5.  Young, Conway, Stargate & Taylor -       1/30/97         10,609        18,332        10,609
     Delaware Counsel to Debtor
-----------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel     1/30/97         49,982        38,020        66,185
     to Debtor
-----------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel          6/11/97              -             -         3,945
     to Debtor
-----------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin -        6/04/97        171,141        69,370       156,142
     Advisors to the Creditors' Committee

9.  Jones, Day, Reavis & Pogue - Counsel     4/03/97         64,844             -        71,152
     to the Creditors' Committee
-----------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell -       4/03/97              -             -         2,293
     Delaware Counsel to the
     Creditors' Committee
-----------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton            4/25/97              -             -         1,976
     & Garrison - FCC Counsel to the
     Creditors' Committee
-----------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial      7/10/97        375,000             -       375,000
     Advisors to Debtor
-----------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. -         10/27/97        28,004        80,422       152,298
     Counsel to Debtor
-----------------------------------------------------------------------------------------------
                 TOTAL                                   $1,513,141    $  627,420    $2,136,843
-----------------------------------------------------------------------------------------------

(1) Excludes invoices for fees and expenses through January 31, 1998 that were received by the Debtors subsequent to January 31, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

--------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED JANUARY 31, 1998
--------------------------------------------------------------------------------
                                         SCHEDULED     AMOUNTS
                                          MONTHLY       PAID           TOTAL
                                          PAYMENTS     DURING          UNPAID
NAME OF CREDITOR                             DUE        MONTH       POSTPETITION
--------------------------------------------------------------------------------
The Chase Manhattan Bank-(Interest)      $4,742,784   $4,742,784*       $     0
--------------------------------------------------------------------------------

* Payment made on 2/1/98.

--------------------------------------------------------------------------------
QUESTIONNAIRE
FOR THE MONTH ENDED JANUARY 31, 1998                                  YES     NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal
     course of business this reporting period?                                No
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other than a
     debtor in possession account?                                            No
--------------------------------------------------------------------------------
3.   Are any postpetition receivables (accounts, notes, or loans)
     due from related parties?                                                No
--------------------------------------------------------------------------------
4.   Have any payments been made of prepetition liabilities this
     reporting period?                                                Yes
--------------------------------------------------------------------------------
5.   Have any postpetition loans been received by the debtor from
     any party?                                                       Yes
--------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                              No
--------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?              No
--------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                          No
--------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                      No
--------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                  No
--------------------------------------------------------------------------------
11.  Have any prepetition taxes been paid during the
     reporting period?                                                Yes
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                           No
--------------------------------------------------------------------------------
If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.   The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million, $2 million and $7 million of borrowings under the DIP facility during the months of October 1997, December 1997 and January 1998 respectively.

--------------------------------------------------------------------------------
                                     INSURANCE
                        FOR THE MONTH ENDED JANUARY 31, 1998
  ------------------------------------------------------------------------------
       THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
                                     PERSONNEL
                        FOR THE MONTH ENDED JANUARY 31, 1998
--------------------------------------------------------------------------------
                                                       Full Time      Part Time
--------------------------------------------------------------------------------
1.   Total number of employees at beginning of period    3,455            43
--------------------------------------------------------------------------------
2.   Number of employees hired during the period            11             5
--------------------------------------------------------------------------------
3.   Number of employees terminated or resigned during
     the period                                             38             8
--------------------------------------------------------------------------------
4.   Total number of employees on payroll at end
     of period                                           3,428            40
--------------------------------------------------------------------------------
















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